UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240 14a-12

Infrastructure and Energy Alternatives, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Infrastructure and Energy Alternatives, Inc.
6325 Digital Way, Suite 460
Indianapolis, Indiana 46278

June 27, 2019

To our shareholders:

On behalf of the Board of Directors (the “Board”) of Infrastructure and Energy Alternatives, Inc. (the “Company,” “we,” “us,” or “our”), I cordially invite you to participate via webcast in a Special Meeting of Shareholders (the “Special Meeting”) of the Company to be held on August 14, 2019, beginning at 9:00 A.M., Eastern Standard Time. The Special Meeting will be a virtual meeting of shareholders, which means that you will be able to participate in the Special Meeting, vote and submit your questions during the Special Meeting via live webcast by visiting www.virtualshareholdermeeting.com/IEA2019SM. You will not be able to attend the Special Meeting in person.

Details of the business to be conducted at the Special Meeting are provided in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. If you participate in the Special Meeting via the live webcast at www.virtualshareholdermeeting.com/IEA2019SM, you may revoke your proxy and vote during the Special Meeting, even if you have previously submitted a proxy.

We have elected to take advantage of Securities and Exchange Commission (“SEC”) rules that allow us to furnish proxy materials to certain shareholders on the Internet. On or about the date of this letter, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders of record at the close of business on June 18, 2019. At the same time, we provided those shareholders with access to our online proxy materials and filed our proxy materials with the SEC. We believe furnishing proxy materials to our shareholders on the Internet will allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Special Meeting. If you have received the Notice, you will not receive a printed copy of the proxy materials unless you request them by following the instructions for requesting such materials contained in the Notice.

It is important that your vote be represented at the Special Meeting whether or not you are able to participate. Accordingly, after reading the accompanying proxy materials, please promptly submit your proxy by telephone, Internet or mail as described in the Proxy Statement or the Notice.

Your continuing interest in our Company is greatly appreciated.

Sincerely,

JP Roehm
President, Chief Executive Officer and Director

Infrastructure and Energy Alternatives, Inc.
6325 Digital Way, Suite 460
Indianapolis, Indiana 46278

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 14, 2019

Notice is hereby given that a Special Meeting of Shareholders of Infrastructure and Energy Alternatives, Inc. will be held on August 14, 2019 at 9:00 A.M., Eastern Standard Time. As previously disclosed, on May 20, 2019, we completed the sale of a new class of Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”) and warrants (the “Warrants”) to purchase common stock, par value $0.0001 per share (the “Common Stock”), as well as amended the terms of our existing Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”). This Special Meeting is being called to approve certain matters in connection with the those transactions. At the Special Meeting, you will be asked to vote on the following proposals:

1.	To approve, in accordance with NASDAQ Marketplace Rule 5635(d), the issuance of the Capped Warrants (as defined below);

2.	To approve, in accordance with NASDAQ Marketplace Rule 5635(d), of the convertibility of the Series A Preferred Stock into Common Stock; and

3.	To transact any other business properly brought before the Special Meeting or any adjournment or postponement thereof.

The foregoing proposals are discussed more fully in the Proxy Statement accompanying this Notice. Shareholders of record at the close of business on June 18, 2019 are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements of the Special Meeting.

Pursuant to the rules and regulations promulgated by the SEC, we are providing access to our proxy materials over the Internet. Accordingly, we are sending the Notice on or about June 27, 2019 to our shareholders of record on June 18, 2019. The Notice contains instructions for accessing our Proxy Statement and how to vote. In addition, the Notice contains instructions on how you may (i) receive a paper copy of the Proxy Statement or (ii) elect to receive your Proxy Statement over the Internet.

The Special Meeting will be a virtual meeting of shareholders, which means that you will be able to participate in the Special Meeting, vote and submit your questions during the Special Meeting via live webcast by visiting www.virtualshareholdermeeting.com/IEA2019SM. You will not be able to attend the Special Meeting in person. We encourage you to attend the virtual shareholder meeting through which you can vote on-line. It is important that your shares be represented and voted at the Special Meeting. You may vote your shares over the Internet or by telephone. If you received a paper copy of the proxy card by mail, please mark, sign, date and promptly return the card in the self-addressed stamped envelope provided. Instructions regarding the methods of voting are contained in the proxy card. Voting over the Internet, by telephone or by mailing a proxy card will not limit your right to participate in the Special Meeting and vote your shares during the live webcast.

By Order of the Board of Directors,
Gil Melman
Vice President, General Counsel and Corporate Secretary
Indianapolis, Indiana
June 27, 2019

6325 Digital Way, Suite 460
Indianapolis, Indiana 46278

PROXY STATEMENT

The Board of Infrastructure and Energy Alternatives, Inc. is soliciting your proxy to vote at the Special Meeting of Shareholders to be held on August 14, 2019 at 9:00 AM, Eastern Standard Time, and any adjournment or postponement of the Special Meeting. The Special Meeting will be a virtual meeting of shareholders, which means that you will be able to participate in the Special Meeting, vote and submit your questions during the Special Meeting via live webcast by visiting www.virtualshareholdermeeting.com/IEA2019SM.

We are sending our proxy materials to shareholders on or about June 27, 2019, to our shareholders of record as of the close of business on June 18, 2019 (the “Record Date”). The Company’s principal executive offices are located at 6325 Digital Way, Suite 460, Indianapolis, Indiana 46278 and its telephone number is (765) 828-2580.

Introductory Note About the Company

We were incorporated in the State of Delaware on August 4, 2015 under the name M III Acquisition Corp. (“M III”) as a special purpose acquisition company (the “SPAC”) formed for the purposes of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On March 26, 2018, M III consummated a merger (the “Merger”) pursuant to an Agreement and Plan of Merger, dated as of November 3, 2017, as amended. As part of the Merger, the name of “M III Acquisition Corp.” was changed to “Infrastructure and Energy Alternatives, Inc.” Throughout this Proxy Statement, for periods prior to the Merger, we use the term “IEA” to refer to the target company of the Merger, IEA Energy Services, LLC along with its subsidiaries, and the term “M III” to refer to the SPAC, pre-combination.

HOW TO CAST YOUR VOTE:
Internet	Phone	Mail
Go to www.proxyvote.com: You can use the Internet 24 hours a day, through August 13, 2019 at 11:59 PM Eastern Time, to transmit your voting instructions. Have your proxy card or Notice in hand when you access the web site and follow the instructions.

Call 1-800-690-6903: You can use any touchtone telephone 24 hours a day, through August 13, 2019 at 11:59 PM Eastern Time, to transmit your voting instructions. Have your proxy card or Notice in hand when you call and follow the instructions.

If you received a printed copy of the proxy materials, you may submit your vote by completing, signing and dating your proxy card and returning it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Why am I receiving these materials?

The Board is soliciting proxies for the Special Meeting. The Notice, containing instructions on how to access a proxy card and this Proxy Statement, are being mailed on or about June 27, 2019 to shareholders as of the Record Date.

Where and when is the Special Meeting?

We will hold the Special Meeting via a live webcast on August 14, 2019 at 9:00 A.M., Eastern Standard Time, at www.virtualshareholdermeeting.com/IEA2019SM, where shareholders will be able to participate in the meeting live, submit questions and vote online. You will need the 16-digit control number provided on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

What am I being asked to vote on at the Special Meeting?

We are asking our shareholders to consider the following proposals:

•	To approve, in accordance with NASDAQ Marketplace Rule 5635(d), the issuance of the Capped Warrants;

•	To approve, in accordance with NASDAQ Marketplace Rule 5635(d), of the convertibility of the Series A Preferred Stock into Common Stock; and

•	To transact any other business properly brought before the Special Meeting or any adjournment or postponement thereof.

How does the Board of Directors recommend I vote on these proposals?

The Board of Directors recommends a vote:

•	“FOR” approval, in accordance with NASDAQ Marketplace Rule 5635(d), of the issuance of the Capped Warrants; and

•	“FOR” approval, in accordance with NASDAQ Marketplace Rule 5635(d), of the convertibility of the Series A Preferred Stock into Common Stock.

How can I attend the Special Meeting?

The Special Meeting will be a completely virtual meeting of shareholders, which will be conducted through a live webcast. There will be no physical meeting location. You are entitled to participate in the Special Meeting only if you were a shareholder as of the close of business on the Record Date or if you hold a valid proxy. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/IEA2019SM. You also will be able to vote your shares online during the Special Meeting.

To participate in the Special Meeting, you will need the 16-digit control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials. Instructions on how to attend and participate in our online meeting, including how to demonstrate proof of share ownership, are posted on the meeting website.

The meeting will begin promptly at 9:00 A.M., Eastern Standard Time. We encourage you to access the meeting prior to the start time. Online access to the meeting will open at 8:45 A.M., Eastern Standard Time.

Why is the Special Meeting virtual?

We are excited to embrace the latest technology to provide ease of access, real-time communication and cost savings for our shareholders and the Company. Hosting a virtual meeting will facilitate shareholder attendance and participation by enabling shareholders to participate from around the world.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

We are taking advantage of the SEC rules that allow us to furnish our proxy materials over the Internet. As a result, most of our shareholders will be mailed a Notice rather than a full paper set of the proxy materials. The Notice includes information on how to access the proxy materials via the Internet as well as how to vote via the Internet. We believe this method of delivery will decrease printing and shipping costs, expedite distribution of proxy materials to you and reduce our impact on the environment. Shareholders who receive the Notice but would like to receive a printed copy of the proxy materials in the mail should follow the instructions in the Notice for requesting such materials.

How many votes do I have?

You have and may cast one vote for each share of Common Stock that you owned at the close of business on the Record Date. These shares include:

•	Shares registered directly in your name with Continental Stock Transfer and Trust Company, Inc. (“Continental”), our transfer agent, for which you are considered the “shareholder of record”; and

•	Shares held for you as the beneficial owner through a broker, bank or other nominee.

As of the Record Date, the Company had 22,252,489 shares of Common Stock issued and outstanding.

What is the difference between holding shares as a “shareholder of record” and as a “beneficial owner”?

If your shares are registered directly in your name with Continental, you are considered the “shareholder of record” with respect to those shares. We have sent the Notice for the Special Meeting directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card. Throughout this Proxy Statement, we refer to shareholders who hold their shares directly with Continental as “shareholders of record.”

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of the shares held in street name. Your broker, bank or other nominee, who is considered the shareholder of record with respect to those shares, has forwarded notice and access materials for the Special Meeting to you. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares. Beneficial owners are also invited to attend the Special Meeting. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Throughout this Proxy Statement, we refer to shareholders who hold their shares through a broker, bank or other nominee as “beneficial owners” or “street name shareholders.”

What is a proxy?

A proxy is your legal designation of another person to vote the shares of Common Stock you own. That other person is called your proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated two of our officers as proxy for the Special Meeting to cast your vote. These officers are Gil Melman, our Vice President, General Counsel and Corporate Secretary, and Andrew Layman, our Chief Financial Officer.

How do I vote?

Voting Methods for Shareholders of Record

If you are a shareholder of record, you may vote online during the Special Meeting. Please follow the instructions provided on the Notice to log in to www.virtualshareholdermeeting.com/IEA2019SM. You will need the control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you are a shareholder of record, you may vote by one of the following methods without attending the Special Meeting:

•
By Internet: you may vote over the Internet at www.proxyvote.com by following the instructions on the proxy card. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Standard Time, on August 13, 2019.

•
By Telephone: you may vote by touch-tone telephone by calling 1-800-690-6903. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Standard Time, on August 13, 2019.

•
By Mail: you may authorize your proxy by completing, signing and dating your proxy card and returning it in the reply envelope or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Methods for Street Name Shareholders

If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Yes. If you are a shareholder of record, you can change your vote or revoke your proxy any time before the Special Meeting by:

•
providing written notice of revocation to the Secretary of the Company, in writing, at Infrastructure and Energy Alternatives, Inc., Attn: Secretary, 6325 Digital Way, Suite 460, Indianapolis Indiana 46278;

•	delivering a valid, later-dated proxy or a later-dated vote on the Internet or by telephone; or

•	attending the Special Meeting and voting online during the meeting, which will automatically cancel any proxy previously given.

Please note that your participation in the Special Meeting alone will not cause your previously granted proxy to be revoked unless you vote online during the Special Meeting. If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Shares held in street name may be voted by you online during the Special Meeting only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

What is a quorum?

A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of holders representing a majority of the voting power of the Common Stock constitutes a quorum.

Your Common Stock will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the meeting shall stand adjourned to the same day in the next week at the same time and place or to such other day, time and place as the directors may determine.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding Common Stock in street name for customers are generally required to vote such shares in the manner directed by their customers. Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a “broker non-vote”) on non-discretionary items absent instructions from the beneficial owner. In the absence of timely directions, your broker will not have discretion to vote on the proposals to be voted on at the Special Meeting, which are “non-routine” matters.

What vote is required to approve each proposal?

The approval of each proposal requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on these proposals.

Who will count the vote?

A representative of Broadridge will tabulate the votes.

Is my vote confidential?

Yes. The Company encourages shareholder participation in corporate governance by ensuring the confidentiality of shareholder votes. The Company has designated Broadridge, to receive and tabulate shareholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed to the Company or any of its officers or employees except (i) where disclosure is required by applicable law, (ii) where disclosure of your vote is expressly requested by you or (iii) where the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals will be disclosed to the Company from time to time and publicly announced at the Special Meeting.

Where can I find the voting results?

The Company will announce preliminary voting results at the Special Meeting and publish preliminary results, or final results if available, in a Current Report on Form 8‑K filed with the SEC within four business days of the Special Meeting.

Who pays for proxy solicitation?

The Company will pay the cost of soliciting proxies for the Special Meeting. We will reimburse brokers, fiduciaries, custodians and other nominees for their costs in forwarding proxy materials to beneficial owners of our Common Stock. Other proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors and officers may solicit proxies by telephone, electronic transmission and personally. Our directors and officers will not receive any special compensation for such services.

PROPOSAL NO. 1: TO APPROVE, IN ACCORDANCE WITH NASDAQ RULE 5635(D), THE ISSUANCE OF THE CAPPED WARRANTS

Background of the Proposal

On May 20, 2019, the Company completed a private placement of Series B Preferred Stock and Warrants pursuant to that certain Amended and Restated Equity Commitment Agreement, which amended and restated that certain Equity Commitment Agreement dated as of May 14, 2019 (as amended and restated, the “Equity Agreement”), by and among the Company and the commitment parties (as defined therein, the “Commitment Parties”). Pursuant to the Equity Agreement, on May 20, 2019, the Company issued and sold to the Commitment Parties, and the Commitment Parties purchased from the Company for an amount in cash equal to $50.0 million in the aggregate (before offering and transaction expenses), an aggregate of 50,000 shares of Series B Preferred Stock and Warrants exercisable into an aggregate of 2,545,934 shares of Common Stock.

The 2,545,934 Warrants issued on May 20, 2019 equaled ten percent (10%) of the fully diluted issued and outstanding Common Stock as of such date. In addition to the Warrants issued on May 20, 2019, the Equity Agreement obligates the Company to issue additional Warrants to the Commitment Parties depending upon the Company’s last twelve month EBITDA (calculated in accordance with the Company’s definition of Adjusted EBITDA in the Company’s most recent earnings release prior to the date of the Equity Agreement) (the “LTM EBITDA”) on the last calendar day of May 2020 through the last calendar day of April 2021 (a “Measurement Date”), as follows:

•
If LTM EBITDA on any Measurement Date is not equal to or greater than $87,500,000, the Company shall issue additional Warrants to the Commitment Parties exercisable into an aggregate number of shares of Common Stock equal to 6.0% of the Fully Diluted Share Count.

•
If LTM EBITDA on any Measurement Date is equal to or greater than $87,500,000 but less than $100,000,000, the Company shall issue additional Warrants to the Commitment Parties exercisable into an aggregate number of shares of Common Stock equal to the product of (x) the Additional Warrant Percentage multiplied by (y) the Fully Diluted Share Count.

•	If LTM EBITDA on any Measurement Date is greater than or equal to $100,000,000, then the Company is not required to issue any additional Warrants.

For these purposes:

•	“Additional Warrant Percentage” means a percentage equal to (x) the Warrant Multiplication Factor multiplied by (y) 6.0%.

•	“Warrant Multiplication Factor” means the quotient of (x) $100,000,000 minus LTM EBITDA on the relevant Measurement Date divided by (y) $12,500,000.

•
“Fully Diluted Share Count” means the sum of (x) the number of shares of Common Stock outstanding on May 20, 2019 plus (y) the number of shares of Common Stock that may be issued pursuant to all restricted stock awards, restricted stock units, stock options and any other securities or rights (directly or indirectly) convertible into, exchangeable for or to subscribe or Common Stock that are outstanding on May 20, 2019 (excluding any shares of Common Stock issuable (a) pursuant to Section 3.6 of that certain Agreement and Plan of Merger, dated November 3, 2017, by and among the Company, IEA Energy Services, LLC, Infrastructure and Energy Alternatives, LLC, and the other parties thereto (the “Merger Agreement”), (b) upon conversion of shares of Series A Preferred Stock, (c) upon the exercise of any existing warrant with an exercise price of $11.50 or higher or (d) upon the exercise of any equity issued pursuant to the Company’s long term incentive plan or other equity plan with a strike price of $11.50 or higher).

Furthermore, the Equity Agreement provides that, within five (5) business days after any issuance, from time to time, of shares of Common Stock: (i) to Oaktree or its affiliates pursuant to Section 3.6 of the Merger Agreement, (ii) upon the conversion of any shares of Series A Preferred Stock, (iii) upon the exercise of any warrant with an exercise price of $11.50 or higher and (iv) upon the exercise of any equity issued pursuant to the Company’s long term incentive plan or other equity plan with a strike price of $11.50 or higher (collectively, all shares issued at such time pursuant to clauses (i) through (iv), the “Additional Common Stock”), the Company shall issue to the Commitment Parties (or such affiliated of a Commitment Party as each may direct) a number of additional Warrants equal to (x) the number of shares of such Additional Common Stock multiplied by (y) the applicable share factor for the relevant Commitment Party, which additional Warrants shall be adjusted pursuant to any Adjustments (as defined in the Warrant Certificate (as defined below)) that have occurred since May 20, 2019.

Accordingly, in addition to the Warrants issued on May 20, 2019 for ten percent (10.0%) of the fully diluted issued and outstanding Common Stock as of such date, the Company may be required to issue additional Warrants for additional shares of Common Stock. The additional Warrants that may be issued include additional Warrants for up to an additional six percent (6.0%) of the fully diluted issued and outstanding Common Stock depending upon LTM EBITDA, additional Warrants upon the issuance of additional Common Stock under the Merger Agreement; additional Warrants upon conversion of Series A Preferred Stock into Common Stock; and additional Warrants for exercises by third parties of equity issued under the Company’s long term incentive plan. The exact amount of additional Warrants is unknown and dependent upon future events and circumstances, some of which are outside of the Company’s control.

Each Warrant is evidenced by a warrant certificate (the “Warrant Certificate”). The Warrant Certificate provides that each Warrant is exercisable into Common Stock at an exercise price per share of $0.0001 (the “Exercise Price”). The Exercise Price may be paid by the holder by payment of the aggregate Exercise Price by check or wire transfer, or by instructing the Company to withhold a number of shares of Common Stock then issuable upon exercise of the Warrant with an aggregate fair market value as of the date of exercise equal to the aggregate Exercise Price; or any combination of the foregoing. The number of shares of Common Stock issuable upon exercise of the Warrant adjusts for dividends, subdivisions or combinations of the Company’s Common Stock; cash distributions or other distributions; reorganization, reclassification, consolidation or merger; and spin-offs.

Other Proposal Considerations

Registration Rights Agreement Amendment

On May 20, 2019, in connection with the closing of the transactions under the Equity Agreement, the Company entered into the Second Amendment to Amended and Restated Registration Rights Agreement (the “RRA Amendment”), by and among the Company, Infrastructure and Energy Alternatives, LLC, and the Commitment Parties. The RRA Amendment amends the registration rights agreement, dated as of March 26, 2018, as amended (the “Registration Rights Agreement”), to provide any Commitment Party not already party thereto with the same shelf registration and “piggyback” registration rights provided to the existing parties under the Registration Rights Agreement with respect to the Common Stock issuable upon exercise of the Warrants, and to provide that the Common Stock issuable upon exercise of Warrants are registerable securities (as defined in the Registration Rights Agreement, as amended by the RRA Amendment). Accordingly, the Company may be required to register for resale shares of Common Stock obtained by the Commitment Parties upon exercise of the Warrants issued on May 20, 2019 and for any additional Warrants.

Amended and Restated Investor Rights Agreement

On May 20, 2019, in connection with the closing of the transactions under the Equity Agreement, the Company entered into an Amended and Restated Investor Rights Agreement (“A&R Investor Rights Agreement”), by and among the Company, M III Sponsor I LLC (“M III Sponsor”) (and any affiliated transferee), Infrastructure and Energy Alternatives, LLC (and any affiliated transferee) and Oaktree Power Opportunities Fund III Delaware, L.P (“Oaktree”). The A&R Investor Rights Agreement amends and restates the investor rights agreement, dated as of March 26, 2018, in order to, among other things, increase the size of the Company’s Board to nine (9) directors (as a result of the holders of the Series B Preferred Stock having the right to designate a director to the Board pursuant to the Certificate of Designations of the Series B Preferred Stock). The Ares Commitment Party (or its designee) will have the right to designate the additional director for so long as Ares and its affiliates hold at least fifty percent (50%) of the Series B Preferred Stock sold to Ares on the closing of the transactions under the Equity Agreement.

Voting Agreement

On May 20, 2019, the Company entered into a voting agreement (the “Voting Agreement”) by and between the Company and M III Sponsor. The Voting Agreement provides that, at any meeting of the Company’s shareholders for the purpose of approving the issuance of Warrants under the Equity Agreement, M III Sponsor will vote in favor of such proposals. The Voting Agreement contains certain limited representations and warranties by the Company and M III Sponsor. Additionally, the Company and M III Sponsor have made certain limited covenants, including a covenant by M III Sponsor to not dispose of or encumber any shares of Common Stock through September 30, 2019, subject to certain exceptions. M III Sponsor (and its transferees bound by the Voting Agreement) own approximately 5.7% of the Company’s issued and outstanding shares of Common Stock as of June 3, 2019.

Additional Information

For more information regarding the Equity Agreement, the Series B Preferred Stock and the terms thereof, the Warrants, the RRA Amendment and the Voting Agreement, please see the Quarterly Report on Form 10-Q filed by the Company on May 15, 2019 and the Current Report on Form 8-K filed by the Company on May 22, 2019.

Necessity of Shareholder Approval

As a result of being listed for trading on the NASDAQ Global Market (“NASDAQ”), issuances of the Company’s Common Stock are subject to the NASDAQ Stock Market Rules, including NASDAQ Marketplace Rule 5635(d) (“NASDAQ Rule 5635(d)”). NASDAQ Rule 5635(d) requires shareholder approval in connection with a transaction, other than a public offering, that: (1) involves the sale, issuance, or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) which alone or together with sales by officers, directors or substantial shareholders of the Company, equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance, and (2) is at a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement.

As described above, the exact number of additional Warrants that may be issued under the Equity Agreement cannot be determined, and each Warrant can be converted into Common Stock at an exercise price $0.0001 per share of Common Stock. Accordingly, the Equity Agreement may require the issuance of additional Warrants that result in the issuance of 20% or more of the Common Stock, or 20% or more of the voting power of the Common Stock, at a price lower than the closing price as that term is used by NASDAQ (such number of additional Warrants beyond the amount limited by Rule 5635(d), the “Capped Warrants”).

The Equity Agreement further provides that if the approval of the Company’s stockholders is required pursuant to NASDAQ Rule 5635(d) for the issuance of any Warrants pursuant to the Equity Agreement (without giving effect to the limitations described below):

•
the Company agrees (A) to use its commercially reasonable efforts to obtain such approval as soon as reasonably practicable following the closing and take all actions that are necessary to obtain the approval until such time as the approval is obtained and (B) that as soon as practicable following the closing date (and in any event, within ninety (90) days following the closing date), the Company shall either (x) supplement the Proxy Statement filed by the Company with the SEC on April 22, 2019 with respect to the Company’s 2019 annual meeting (the “Annual Meeting”) to add the approval as a matter to be voted on by the Company’s stockholders at its 2019 Annual Meeting, which 2019 Annual Meeting shall be held within ninety (90) days following the closing date or (y) hold a special meeting of the Company’s stockholders, which includes the approval as a matter to be voted on by the Company’s stockholders at such meeting, and

•
until the approval is obtained, in no event shall the Company issue Warrants pursuant to the Equity Agreement that are exercisable into a number of shares of Common Stock exceeding the maximum number of shares of Common Stock (the “Cap Amount”) that the Company can, without shareholder approval, issue in compliance with NASDAQ Rule 5635(d).

As a result of NASDAQ Rule 5635(d) and the Equity Agreement, we are seeking shareholder approval, in accordance with NASDAQ Rule 5635(d), of the issuance of the Capped Warrants that may be issued under the Equity Agreement.

Effect on Current Shareholders if this Proposal is Not Approved

If our shareholders do not approve this proposal, then the Company may not issue the Capped Warrants.

Potential Dilutive Effect to Existing Shareholders

If this proposal is approved, the percentage ownership of the Company held by current shareholders could decline as a result of Common Stock issued upon exercise of the Capped Warrants. This also means that current shareholders who did not acquire Capped Warrants would therefore have less ability to influence significant corporate decisions requiring shareholder approval following the exercise of Capped Warrants into Common Stock than they would have if the issuance of the Capped Warrants is not approved. Common Stock issuances upon exercise of the Capped Warrants could also have a dilutive effect on book value per share and any future earnings per share. Additional issuances of Common Stock, including upon exercise of the Capped Warrants, could also cause prevailing market prices for our Common Stock to decline.

Because the timing and amount of additional issuances of Capped Warrants and conversion of Capped Warrants into Common Stock is uncertain, the exact magnitude of the dilutive effect of the Capped Warrants cannot be conclusively determined. However, the dilutive effect may be material to current shareholders of the Company.

Interest of Certain Persons in this Proposal

Pursuant to the A&R Investor Rights Agreement, Oaktree has the right to appoint two directors to our Board. Oaktree is an affiliate of one of the Commitment Parties. Ian Schapiro and Peter Jonna have been appointed to our Board by Oaktree. Ian Schapiro serves as a managing director and a portfolio manager for Oaktree’s GFI Energy Group, and Peter Jonna serves as a Senior Vice President of Oaktree’s GFI Energy Group. Additionally, the Ares Commitment Party (or its affiliate) has a right to appoint an additional member to the Board, but has not done so as of the date of this Proxy Statement. Accordingly, certain of our directors may be considered to have an interest in this transaction due to their positions with affiliates of the Commitment Parties.

Required Vote

The issuance of the Capped Warrants as set forth in this proposal must be approved by an affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions and broker non-votes will not be counted as votes cast will have no effect on this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, IN ACCORDANCE WITH NASDAQ RULE 5635(d), OF THE ISSUANCE OF THE CAPPED WARRANTS.

PROPOSAL NO. 2: TO APPROVE, IN ACCORDANCE WITH NASDAQ RULE 5635(D), OF THE CONVERTIBILITY OF SERIES A PREFERRED STOCK INTO COMMON STOCK

Background of the Proposal

On May 20, 2019, in connection with the closing of the transactions under the Equity Agreement, the Board and the holders of a majority of the outstanding Series A Preferred Stock approved the Amended and Restated Certificate of Designations of Series A Preferred Stock of Infrastructure and Energy Alternatives, Inc. (the “Amended Series A Certificate”), which amended and restated the original Certificate of Designation of the Series A Preferred Stock of Infrastructure and Energy Alternatives, Inc. (the “Original Certificate”) adopted at the time of the original issuance of the Series A Preferred Stock in connection with the Merger.

The Amended Series A Certificate, among other things, permits the issuance of the Series B Preferred Stock, alters the dividends are paid and accrued on the Series A Preferred Stock, and alters the conversion feature of the Series A Preferred Stock. A description of the terms and conditions of the Series A Preferred Stock and Amended Series A Certificate related to this Proposal is provided below. Capitalized terms used below but not defined have the meaning given to them in the Amended Series A Certificate.

Stated Value. Means, as of a particular time with respect to a share of Series A Preferred Stock, an amount equal to the sum of (i) $1,000, plus (ii) the amount of accumulated but unpaid dividends compounded and accumulated on such share as a result of Series A Preferred Accumulated Dividends (as defined below), as equitably adjusted for any stock dividend, stock split (including a reverse stock split), stock combination, reclassification or similar transaction with respect to the Series A Preferred Stock after the date of issuance of such share of Series A Preferred Stock.

Dividends. The Amended Series A Certificate provides that no dividends shall be paid on the Series A Preferred Stock unless as, if and when declared by the Board. Until redeemed, dividends will accrue (daily on the basis of a 360-day year consisting of twelve 30-day periods except for partial periods) for each share of Series A Preferred Stock at the Accumulated Dividend Rate on the Stated Value of such share of Series A Preferred Stock and will increase the Stated Value of such share of Series A Preferred Stock on and effective as of each March 31, June 30, September 30 and December 31 through redemption (each, a “Dividend Payment Date”) without any further action by the Board (the “Series A Preferred Accumulated Dividend”); provided, that, to the maximum extent not prohibited by the terms of the Series B Preferred Stock or the Company’s credit facility, and only as, if and when declared by the Board, dividends shall be declared and paid in cash with respect to each share of Series A Preferred Stock at the Cash Dividend Rate on the Stated Value of such share of Series A Preferred Stock and will be payable in cash quarterly in arrears on the applicable Dividend Payment Date (the “Series A Preferred Cash Dividend” and together with the Series A Preferred Accumulated Dividend, the “Series A Preferred Dividend”).

The Accumulated Dividend Rate means (i) eight percent (8%) per annum during the period from the original issuance of the Series A Preferred Stock (the “Closing Date”) until the date (the “18 Month Anniversary Date”) that is 18 months from the Closing Date; provided, however, if the Company does not hold a stockholders meeting to obtain shareholder approval for the issuance of Common Stock upon conversion of the Series A Preferred Stock within 90 days of the Closing Date, then the rate shall be ten percent (10%) during the period from the date that is 91 days from the Closing Date until the 18 Month Anniversary Date and (ii) twelve percent (12%) per annum during the period from and after the 18 Month Anniversary Date; provided that, from and after the occurrence of any Non-Payment Event or Default Event and until the cure, resolution or waiver of such Non-Payment Event or Default Event, as the case may be, the Accumulated Dividend Rate shall be the Accumulated Dividend Rate as otherwise determined pursuant to the foregoing clause (i) or (ii) plus 2% per annum.

The Cash Dividend Rate means (i) six percent (6%) per annum from the Closing Date until the 18 Month Anniversary Date; provided, however, if the Company does not hold a stockholders meeting to obtain shareholder approval for the issuance of Common Stock upon conversion of the Series A Preferred Stock within 90 days of the Closing Date, then the rate shall be eight percent (8%) during the period from the date that is 91 days from the Closing Date until the 18 Month Anniversary Date and (ii) ten percent (10%) per annum during the period from and after the 18 Month Anniversary Date; provided that, (x) so long as any shares of Series B Preferred Stock is outstanding or (y) from and after the occurrence of any Non-Payment Event or Default Event and until the cure, resolution or waiver of such Non-Payment Event or Default Event, as the case may be, the Cash Dividend Rate shall be the Cash Dividend Rate as otherwise determined pursuant to the foregoing clause (i) or (ii) plus 2% per annum.

A Non-Payment Event means failure of the Company to (i) make, on any Dividend Payment Date, any cash dividend payments the Company is obligated to make on such Dividend Payment Date pursuant to the Amended Series A Certificate, or (ii) redeem any shares of Series A Preferred Stock as and when required in accordance with the Amended Series A Certificate, in either case which is not cured within five (5) days after written notice from Oaktree after such default.

A Default Event means any material breach by the Company of its obligations under the Amended Series A Certificate, other than a Non-Payment Event, which, if curable, is not cured on or prior to the 30th day after receipt of written notice from Oaktree after such default.

For so long as any share of Series A Preferred Stock remains outstanding, if Series A Preferred Cash Dividends are not declared and paid in full upon the shares of Series A Preferred Stock and any Parity Stock with the same dividend payment date or with a dividend payment date which arises during the dividend period ending on a Dividend Payment Date, all Series A Preferred Cash Dividends declared upon shares of Series A Preferred Stock and any such Parity Stock will be declared on a proportional basis, with the effect that the amount of dividends declared per share will be declared and paid among them in the same ratio as the amount of all accrued accumulated but unpaid dividends as of the Dividend Payment Date for the applicable dividend period per share of Series A Preferred Stock is to the amount of all accrued and unpaid dividends as of the end of the applicable dividend period per share of any Parity Stock. Subject to certain exceptions, while any Series A Preferred Stock is outstanding, no dividends to or redemptions of any shares that rank junior to the Series A Preferred Stock may be made by the Company.

Conversion. The Series A Preferred Stock is not convertible into Common Stock, and the Company may not issue any shares of Common Stock upon conversion of the Series A Preferred Stock, until the holders of the Company’s capital stock entitled to vote on such matters approve the issuance of the Common Stock upon conversion of the Series A Preferred Stock in compliance with NASDAQ. Following such approval, any holder of Series A Preferred Stock may elect, by written notice to the Company (w) at any time and from time to time on or after the third anniversary of the Closing Date, (x) at any time and from time to time if the terms of the Series B Preferred Stock or Third A&R Credit Documents (or other facility) would prohibit the payment of cash dividends, (y) at any time any shares of Series B Preferred Stock is outstanding, or (z) at any time and from time to time on or after the non-payment of dividends when due, failure to redeem shares of Series A Preferred Stock when required or any other material default (in each case, as further specified in the Amended Series A Certificate) until such non-payment, failure or default is cured by the Company, to cause the Company to convert, without the payment of additional consideration by such holder, all or any portion of the issued and outstanding shares of Series A Preferred Stock held by such holder, as specified by such holder in such notice, into a number of shares of Common Stock determined by dividing (i) the Stated Value by (ii) the VWAP per share of Common Stock for the 30 consecutive trading days ending on the trading day immediately preceding the conversion date. In the event the Series A Preferred Stock is converted following an uncured non-payment, failure or default event, or if a holder of Series A Preferred Stock is converting pursuant to (x) or (y) above, for the purposes of the foregoing calculation, VWAP per share shall be multiplied by 90%. The “VWAP per share” is defined as the per share volume-weighted average price as reported by Bloomberg (as further described in the Amended Series A Certificate).

This description is limited to matters we believe are important considerations for this Proposal. For more information regarding the Amended Series A Certificate and the terms and conditions of the Series A Preferred Stock, please see the Current Report on Form 8-K filed by the Company on May 22, 2019.

Other Proposal Considerations

Registration Rights Agreement Amendment

The shares of Common Stock issuable upon conversion of the Series A Preferred Stock are registerable securities under the Registration Rights Agreement, as amended by the RRA Amendment. Accordingly, the Company may be required to register for resale shares of Common Stock obtained upon conversion of the Series A Preferred Stock. Please see “Registration Rights Agreement Amendment” in Proposal 1 for a more detailed description of the RRA Amendment.

Amended and Restated Investor Rights Agreement

Pursuant to the A&R Investor Rights Agreement, the holder of the Series A Preferred Stock has the right to appoint two (2) directors to the Board. Please see “Amended and Restated Investor Rights Agreement” in Proposal 1 for a more detailed description of the Amended and Restated Investor Rights Agreement.

Voting Agreement

Pursuant to the Voting Agreement, M III Sponsor has agreed to vote in favor of the proposal for the issuance of Common Stock upon conversion of the Series A Preferred Stock. Please see “Voting Agreement” in Proposal 1 for a more detailed description of the Voting Agreement.

Necessity of Shareholder Approval

As described above, the Company is subject to NASDAQ Rule 5635(d), which requires shareholder approval in connection with a transaction, other than a public offering, that: (1) involves the sale, issuance, or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) which alone or together with sales by officers, directors or substantial shareholders of the Company, equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance, and (2) is at a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement.

As described above, the Series A Preferred Stock under the Amended Series A Certificate is not convertible into Common Stock, and the Company may not issue any shares of Common Stock upon conversion of the Series A Preferred Stock, until the holders of the Company’s capital stock entitled to vote on such matters approve the issuance of the Common Stock upon conversion of the Series A Preferred Stock in compliance with NASDAQ. However, if shareholders approve the ability of the Series A Preferred Stock holders to convert Series A Preferred Stock into Common Stock, the Series A Preferred Stock will become convertible into Common Stock without the payment of additional consideration by a holder of Series A Preferred Stock into a number of shares of Common Stock determined by dividing (i) the Stated Value by (ii) the VWAP per share of Common Stock for the 30 consecutive trading days ending on the trading day immediately preceding the conversion date. In the event the Series A Preferred Stock is converted following an uncured non-payment, failure or default event, or if a holder of Series A Preferred Stock is converting pursuant to (x) or (y) as described in the conversion provisions above, for the purposes of the foregoing calculation, VWAP per share shall be multiplied by 90%. The “VWAP per share” is defined as the per share volume-weighted average price as reported by Bloomberg (as further described in the Amended Series A Certificate). The Stated Value of the Series A Preferred Stock increases for accumulated but unpaid dividends as a result of Series A Preferred Accumulated Dividends. Because the Stated Value is subject to increase, and because the number of shares of Common Stock into which the Series A Preferred Stock may convert is based upon the VWAP (or 90% of the VWAP) per share of Common Stock for the 30 consecutive trading days ending on the trading day immediately preceding the conversion date, the number of shares of Common Stock into which the Series A Preferred Stock may convert is unknown until the time of conversion, and may fluctuate on a daily basis. Such amount may exceed 20% of the Common Stock outstanding on such date. Also as described above, the Accumulated Dividend Rate and the Cash Dividend Rate are subject to increases if the Company does not hold a stockholders meeting to obtain shareholder approval for the issuance of Common Stock upon conversion of the Series A Preferred Stock within certain periods following the original issuance of the Series A Preferred Stock.

The terms of conversion of the Series A Preferred Stock into Common Stock under the Original Certificate were previously approved by our shareholders on March 21, 2018 in connection with the Merger. As described above, the Amended Series A Certificate, among other things, alters the method dividends are paid and accrued on the Series A Preferred Stock and prohibits the conversion of Series A Preferred Stock into Common Stock until shareholder approval is obtained. If shareholders approve the convertibility of the Series A Preferred Stock, the Series A Preferred Stock may be convertible into 20% or more of the Common Stock issued and outstanding, or 20% or more of the voting power of the Common Stock issued and outstanding, at a price lower than the closing price as that term is used by NASDAQ. Accordingly, we are seeking shareholder approval, in accordance with NASDAQ Rule 5635(d), of the convertibility of the Series A Preferred Stock into Common Stock under the Amended Series A Certificate.

Effect on Current Shareholders if this Proposal is Not Approved

If our shareholders do not approve this proposal, the Series A Preferred Stock may not be converted into shares of Common Stock.

Potential Dilutive Effect to Existing Shareholders

If this proposal is approved, the percentage ownership of the Company held by current shareholders who do not own Series A Preferred Stock could decline as a result of Common Stock that may be issued upon conversion of the Series A Preferred Stock. This also means that current shareholders who do not own Series A Preferred Stock would therefore have less ability to influence significant corporate decisions requiring shareholder approval following such conversion. Common Stock issuances could also have a dilutive effect on book value per share and any future earnings per share. Additional issuance of Common Stock, including through conversion of the Series A Preferred Stock, could also cause prevailing market prices for our Common Stock to decline.

Because the terms of conversion of the Series A Preferred Stock depends upon when and under what conditions it is converted, the exact magnitude of the dilutive effect of the Series A Preferred Stock cannot be conclusively determined. However, the dilutive effect may be material to current shareholders of the Company.

Interest of Certain Persons in this Proposal

Pursuant to the A&R Investor Rights Agreement, Oaktree (or its designee) as the holder of the Series A Preferred Stock has the right to appoint two directors to our Board. Ian Schapiro and Peter Jonna have been appointed to our Board by Oaktree. Ian Schapiro serves as a managing director and a portfolio manager for Oaktree’s GFI Energy Group, and Peter Jonna serves as a Senior Vice President of Oaktree GFI Energy Group. Accordingly, certain of our directors may be considered to have an interest in this transaction due to their positions with affiliates of the holder of the Series A Preferred Stock.

Required Vote
The issuance of Common Stock upon conversion of the Series A Preferred Stock will be approved by the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions and broker non-votes will not be counted as votes cast will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL, IN ACCORDANCE WITH NASDAQ RULE 5635(D), OF THE CONVERTIBILITY OF THE SERIES A PREFERRED STOCK INTO COMMON STOCK.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Unless otherwise indicated, the following table contains information about the beneficial ownership of our Common Stock as of June 18, 2019:

•	each person, or group of persons, who beneficially owns more than 5% of our Common Stock;

•	each director and Named Executive Officer; and

•	all directors and current executive officers as a group.

Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the SEC and include voting or investment power with respect to our Common Stock. This information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares of Common Stock beneficially owned by a person or group and the percentage ownership of that person or group, shares of Common Stock subject to restrictions, options or warrants held by that person that are currently exercisable or exercisable within 60 days of June 18, 2019 are deemed outstanding. Such shares of Common Stock, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares of Common Stock set forth opposite such shareholder’s name.

Unless otherwise indicated, our calculation of the percentage of beneficial ownership is based on 22,252,489 shares of Common Stock outstanding on June 18, 2019.

Unless otherwise indicated in the footnotes, the address of each of the individuals named below is: c/o Infrastructure and Energy Alternatives, Inc., 6325 Digital Way, Suite 460, Indianapolis, Indiana 46278.

Name	Number of Shares Beneficially Owned	Percentage of Common Stock Outstanding
5% Shareholders:
IEA Parent (1)	10,313,500	46.3%
Glazer Capital, LLC (2)	1,548,987	7.0%
Ares Management LLC (3)	1,527,560	6.4%
Royce & Associates LP (4)	1,237,600	5.6%

Directors and Executive Officers (5):
Mohsin Y. Meghji (6)	2,018,322	8.8%
Terence R. Montgomery	31,344	*
John Eber	4,535	*
Charles Garner	133,883	*
Derek Glanvill	12,210	*
Peter Jonna	—	*
Ian Schapiro	—	*
JP Roehm	32,675	*
Andrew Layman	33,594	*
Chris Hanson	10,843	*
Directors and current executive officers as a group (14 persons)(5):	2,293,196	10.0%
* Represents beneficial ownership of less than one percent (1%).

(1)
Based solely on a Schedule 13D/A filed with the SEC on May 29, 2019 by (i) Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company (“IEA Parent”); (ii) OT POF IEA Preferred B Aggregator, L.P., a Delaware limited partnership (“Aggregator LP”); (iii) OT POF IEA Preferred B Aggregator GP, LLC, a Delaware limited liability company (“Aggregator GP”); (iv) Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership (“Oaktree”); (v) Oaktree Fund GP, LLC, a Delaware limited liability company (“GP”); (vi) Oaktree Fund GP I, L.P., a Delaware limited partnership (“GP I”); (vii) Oaktree Capital I, L.P., a Delaware limited partnership (“Capital I”); (viii) OCM Holdings I, LLC, a Delaware limited liability company (“Holdings I”); (ix) Oaktree Holdings, LLC, a Delaware limited liability company (“Holdings LLC”); (x) Oaktree Capital Group, LLC, a Delaware limited liability company (“OCG”); (xi) Oaktree Capital Group Holdings GP, LLC, a Delaware limited liability company (“OCGH GP”); (xii) Oaktree Capital Management, L.P. (“OCM”); (xiii) OCM FIE, LLC (“FIE”); and (xiv) Oaktree Holdings, Inc. (“Holdings Inc.”) (collectively, the “Oaktree Reporting Entities”). The business address of each Oaktree Reporting Entity is 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071. The report states that (i) IEA Parent has the sole voting power and sole dispositive power over 10,313,500 shares of Common Stock, (ii) Aggregator LP and Aggregator GP have the sole voting power and sole dispositive power over 1,018,374 shares of Common Stock, (iii) Oaktree, GP, GP I, Capital I, Holdings I and Holdings LLC have sole voting power and sole dispositive power over 11,331,874 shares of Common Stock, (iv) OCG and OCGH GP have sole voting power and sole dispositive power over 11,378,778 shares of Common Stock, and (v) OCM, FIE and Holdings Inc. have sole voting power and sole dispositive power over 46,904 shares of Common Stock.

(2)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2018 by Glazer Capital, LLC and Paul J. Glazer. The address for Glazer Capital, LLC and Paul J. Glazer is 250 W 55th Street, Suite 30A, New York, New York 10019. The report states that Glazer Capital LLC and Paul J. Glazer have the shared voting power and shared dispositive power over 1,548,987 shares of Common Stock.

(3)
Based solely on a Schedule 13D filed with the SEC on May 23, 2019 by (i) Ares Special Situations Fund IV, L.P., (ii) ASSF Operating Manager IV, L.P., (iii) Ares Management LLC, (iv) Ares Management Holdings L.P., (v) Ares Holdco LLC, (vi) Ares Holdings Inc., (vii) Ares Management Corporation, (viii) Ares Voting LLC, (ix) Ares Management GP LLC and (x) Ares Partners Holdco LLC (collectively, the “Ares Reporting Persons”). The address of the principal office of each of the Ares Reporting Persons is c/o Ares Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. The report states that each of the Ares Reporting Persons has shared voting power and shared dispositive power over 1,527,560 shares of Common Stock.

(4)
Based solely on a Schedule 13G filed with the SEC on January 15, 2019. The business address of Royce & Associates, LP, 7454 Fifth Avenue, New York, NY 10151. The report states that Royce & Associates, LP has sole voting power and sole dispositive power over 1,237,600 shares of Common Stock.

(5)	Excludes restricted stock units and options subject to vesting conditions issued under the Infrastructure and Energy Alternatives, Inc. 2018 Equity Incentive Plan.

(6)
Based solely on a Schedule 13D/A filed with the SEC on June 3, 2019 by: (i) M III Sponsor I LLC (“M III Sponsor”), (ii) M III Acquisition I LLC (“M III Acquisition”), (iii) Mohsin Meghji 2016 Gift Trust (the “Trust”), and (iv) Mohsin Meghji. The business address of M III Sponsor, M III Acquisition, the Trust and Mr. Meghji is c/o M-III Partners, LP, 130 West 42nd Street, 17th Floor, New York, New York 10036. According to the report, M III Sponsor has shared voting power and shared dispositive power over 484,464 shares of Common Stock, M III Acquisition has shared voting power and shared dispositive power over 484,464 shares of Common Stock, the Trust has shared voting power and shared dispositive power over 305,376 shares of Common Stock, and Mr. Meghji has sole voting power and sole dispositive power of 1,228,482 shares of Common Stock, and shared voting power and shared dispositive power over 789,840 shares of Common Stock. Mr. Meghji disclaims beneficial ownership of the Common Stock held by the Trust, and held by M III Sponsor and M III Acquisition to the extent the Common Stock is held for the benefit of another designee.

OTHER MATTERS

Proxy Statement Proposals

Any of our shareholders who desire to submit a proposal for action at the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) and wishes to have such proposal (a “Rule 14a-8 Proposal”) included in our proxy materials, must submit such Rule 14a-8 Proposal to us at our principal executive offices no later than December 24, 2019 unless we notify the shareholders otherwise. Only those Rule 14a-8 Proposals that are timely received by us, proper for shareholder action (and otherwise proper), and satisfy the SEC requirements for inclusion will be included in our proxy materials for our 2020 Annual Meeting.

Other Proposals and Nominations

Any of our shareholders who desire to submit a proposal for action at the 2020 Annual Meeting of Shareholders, but does not wish to have such proposal (a “Non-Rule 14a-8 Proposal”) included in our proxy materials, must submit such Non-Rule 14a-8 Proposal in writing to the Secretary of the Company at our principal executive offices so that it is received between February 4, 2020 and March 5, 2020, unless we notify the shareholders otherwise. The advance notice provisions contained in our bylaws are in addition to, and separate from, the requirements that a shareholder must meet in order to have a Rule 14a-8 Proposal included in our proxy statement under the rules of the SEC. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with our bylaws and the applicable rules of the SEC.

If a Non-Rule 14a-8 Proposal is properly presented at the meeting, we will elect to exercise our discretionary voting authority with respect to such Non-Rule 14a-8 Proposal. “Discretionary voting authority” is the ability to vote proxies that shareholders have executed and submitted to us, on matters not specifically reflected in our proxy materials, and on which shareholders have not had an opportunity to vote by proxy. A proxy granted by a shareholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable SEC rules.

The Board will also consider any nominee recommended by shareholders for election at the 2020 Annual Meeting if that nomination is submitted in writing to the Secretary of the Company at our principal executive officers so that it is received between February 4, 2020 and March 5, 2020, unless we notify the shareholders otherwise. With respect to each such nominee, the following information must be provided to us with the written nomination:

•	the nominee’s name, address and other personal information;

•	the number of shares of each class and series of stock of the Company held by such nominee;

•	the nominating shareholder’s name and address; and

•	all other information required to be disclosed pursuant to our bylaws.

Each submission must also include a written consent signed by the nominee evidencing a willingness to serve as a director, if elected. We suggest that any such proposal be sent by certified mail, return receipt requested.

Shareholders Sharing an Address

We will deliver only one set of proxy materials to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We undertake to deliver promptly, upon written or oral request, an additional copy of the proxy materials to a shareholder at a shared address to which a single copy has been delivered. A shareholder can notify us that the shareholder wishes to receive a separate copy of the proxy materials by contacting us at the following address or phone number: Infrastructure and Energy Alternatives, Inc., Attn: Secretary, 6325 Digital Way, Indianapolis, Indiana 46278, or (765) 828-2580. Conversely, if multiple shareholders sharing an address receive multiple proxy materials and wish to receive only one, such shareholders can notify us at the address or phone number set forth above.

Other Business

Other than the two proposals described in this Proxy Statement, the Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the officers named herein will have discretion to vote the Common Stock they represent in accordance with their own judgment on such matters.

**VOTE BY INTERNET BEFORE THE DATE OF THE SPECIAL MEETING -** Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 13, 2019. Have your proxy card or Notice Regarding the Availability of Proxy Materials in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/IEA2019SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 13, 2019. Have your proxy card or Notice Regarding the Availability of Proxy Materials in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E81535-S87242

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.**

| **The Board of Directors recommends you vote FOR the following proposals:** | **For** | **Against** | **Abstain** |
|---|---|---|---|
| **1.** To approve, in accordance with NASDAQ Marketplace Rule 5635(d), the issuance of the Capped Warrants. | ☐ | ☐ | ☐ |
| **2.** To approve, in accordance with NASDAQ Marketplace Rule 5635(d), of the convertibility of the Series A Preferred Stock into Common Stock. | ☐ | ☐ | ☐ |

**NOTE:** In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Notice & Proxy Statement is available at www.proxyvote.com.

E81536-S87242

**INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.**
**Special Meeting of Shareholders**
**August 14, 2019 9:00 AM EDT**
**This proxy is solicited by the Board of Directors**

The shareholder(s) hereby appoint(s) Andrew Layman and Gil Melman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 9:00 AM, EDT on August 14, 2019, via live webcast only at www.virtualshareholdermeeting.com/IEA2019SM, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**